Exhibit 99.1
                                                                    ------------
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
   BMW Vehicle Lease Trust 2000-A
   Collection Period Ending: 3/31/01
   Distribution Date: 04/25/01
   ------------------------------------------------------------------------------------------------------------

   Balances
   ------------------------------------------------------------------------------------------------------------

                                                                     Initial      Period End
      Securitization Value                                    $1,547,538,089  $1,398,229,321
      Reserve Account                                            $81,245,750    $104,458,821
      Class A-1 Notes                                           $180,000,000     $54,404,779
      Class A-2 Notes                                           $600,000,000    $600,000,000
      Class A-3 Notes                                           $300,000,000    $300,000,000
      Class A-4 Notes                                           $389,660,000    $389,660,000
      Subordinated Note                                          $30,951,089     $30,951,089
      Class B Certificates                                       $46,927,000     $46,927,000

   Current Collection Period
   ------------------------------------------------------------------------------------------------------------

      Beginning Securitization Value                          $1,438,699,644
         Principal Reduction Amount                              $40,470,322
      Ending Securitization Value                             $1,398,229,321

      Calculation of Required 2000-A SUBI Collection Account Amount
         Collections
            Receipts of Monthly Payments                         $28,951,809
            Sale Proceeds                                         $1,758,215
            Termination Proceeds                                 $18,724,484
            Recovery Proceeds                                       $133,417
         Total Collections                                       $49,567,926

         Servicer Advances                                        $6,955,004
         Reimbursement of Previous Servicer Advances             ($4,250,954)

      Required 2000-A SUBI Collection Account Amount             $52,271,977

   Servicer Advance Amounts
   ------------------------------------------------------------------------------------------------------------

      Beginning Period Unreimbursed Previous Servicer Advance     $8,129,047
      Current Period Monthly Payment Advance                      $1,751,124
      Current Period Sales Proceeds Advance                       $5,203,880
      Current Reimbursement of Previous Servicer Advance         ($4,250,954)
      Ending Period Unreimbursed Previous Servicer Advances      $10,833,098

   Collection Account
   ------------------------------------------------------------------------------------------------------------

      Deposits to 2000-A SUBI Collection Account                 $52,271,977
      Withdrawals from 2000-A SUBI Collection Account
         Servicing Fees                                           $1,198,916
         Note Distribution Account Deposit                        $7,678,504
         Reserve Fund Deposit - Subordinated Noteholder Interest    $180,548
         Certificate Distribution Account Deposit                   $273,741
         Monthly Principal Distributable Amount                  $40,470,322
         Reserve Fund Deposit - Excess Collections                $2,469,945
         Payments to Transferor                                           $0
      Total Distributions from 2000-A SUBI Collection Account    $52,271,977



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   Note Distribution Account
   ------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account               $48,148,826
      Amount Deposited from the Reserve Account                           $0
      Amount Paid to Noteholders                                 $48,148,826

   Certificate Distribution Account
   ------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                  $273,741
      Amount Deposited from the Reserve Account                           $0
      Amount Paid to Certificateholders                             $273,741

   Distributions
   ------------------------------------------------------------------------------------------------------------

      Monthly Principal Distributable Amount                 Current Payment  Ending Balance Per $1,000 Factor
      Class A-1 Notes                                            $40,470,322     $54,404,779  $224.84   30.22%
      Class A-2 Notes                                                     $0    $600,000,000    $0.00  100.00%
      Class A-3 Notes                                                     $0    $300,000,000    $0.00  100.00%
      Class A-4 Notes                                                     $0    $389,660,000    $0.00  100.00%
      Subordinated Note                                                   $0     $30,951,089    $0.00  100.00%
      Class B Certificates                                                $0     $46,927,000    $0.00  100.00%

      Interest Distributable Amount                          Current Payment      Per $1,000
      Class A-1 Notes                                               $527,644           $2.93
      Class A-2 Notes                                             $3,325,000           $5.54
      Class A-3 Notes                                             $1,660,000           $5.53
      Class A-4 Notes                                             $2,165,860           $5.56
      Subordinated Note                                             $180,548           $5.83
      Class B Certificates                                          $273,741           $5.83

   Carryover Shortfalls
   ------------------------------------------------------------------------------------------------------------

                                                      Prior Period Carryover Current Payment  Per $1,000
      Class A-1 Interest Carryover Shortfall                              $0              $0          $0
      Class A-2 Interest Carryover Shortfall                              $0              $0          $0
      Class A-3 Interest Carryover Shortfall                              $0              $0          $0
      Class A-4 Interest Carryover Shortfall                              $0              $0          $0
      Subordinated Note Interest Carryover Shortfall                      $0              $0          $0
      Certificate Interest Carryover Shortfall                            $0              $0          $0

   Residual Value Losses
   ------------------------------------------------------------------------------------------------------------

                                                              Current Period      Cumulative
      Net Sale Proceeds                                                   $0              $0
      Residual Values                                                     $0              $0

      Residual Value Losses                                               $0              $0

   Reserve Account
   ------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                          $104,458,821
      Beginning Period Amount                                   $104,458,821
      Net Investment Earnings                                       $422,208
      Current Period Deposit                                      $2,650,493
      Reserve Fund Draw Amount                                            $0
      Release of Excess Funds                                     $3,072,701
      Ending Period Required Amount                             $104,458,821
      Ending Period Amount                                      $104,458,821


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